EXHITIB 10.5


                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN


         This Agreement is made this ______ day of _________, 20__, by and between FLEXSTEEL INDUSTRIES, INC., a Minnesota corporation (hereinafter the "Corporation") and _____________________________________________________________
(hereinafter collectively "Employees" and individually as "Employee").

         WHEREAS, the above named Employees are all Executive Officers of the Corporation as appointed by the Board of Directors of the Corporation; and

         WHEREAS, the Corporation desires to allow Employees to defer a portion of their annual salary, bonus or management incentive to a future period;

         In consideration of the Agreements hereinafter contained, the parties hereto agree as follows:

         1. Plan Year and Fiscal Year. The "Plan Year" shall be a calendar year. The "Fiscal Year" shall be July 1 to June 30 of each year.

         2. Salary, Bonuses and Management Incentive. The Corporation shall pay the Employee from time to time during the term of his employment hereunder, such salary, bonus and management incentive as the Board of Directors may determine from time to time.

         3. Voluntary Deferral of Salary and Bonus.

         A. Salary Deferral. Each Employee shall have the right to elect to defer not less than 10 percent nor more than 30 percent of his salary ("Deferral Salary Percentage") each year provided an election is made by the Employee by December 20 of the year preceding the Plan Year. The Corporation will provide Employee with an appropriate form on which to make the deferral election (see Exhibit A attached). The Deferral Salary Percentage will be withheld from each salary check received by the Employee. The Deferral Salary Percentage shall be invested in accordance with paragraph 6 herein.

         B. Bonus Deferral. Each Employee will have the right to elect to defer not less than 10 percent and no more than 100 percent of his annual cash bonus (Deferral Bonus Percentage), if any, which maybe declared and subsequently paid within seventy five
                  (75) days after the end of each fiscal year by designating the percentage on or before


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                  June 20th of the year preceding the Plan Year on a form
                  provided by the Corporation (see Exhibit B attached). The Deferral Bonus Percentage will be withheld from bonus checks received by the Employee. The Deferral Bonus Percentage shall be invested in accordance with paragraph 6 herein.

         C. Management Incentive Award (AWARD). Each Employee will have the right to elect to defer not less than one year nor more than three years of his Award, if any, which may be declared and subsequently paid within seventy five (75) days after the end of each fiscal year by designating the amount of deferral on or before June 20th each year preceding the Plan Year on a form provided by the Corporation (See Exhibit C attached). The Award to be received in Corporation Stock is held by the Corporation in a separate account for the Employee (See Paragraph 5 below). The shares shall be subject to the same restrictions as any shares awarded under the Management Incentive Plan. Dividends paid on deferred shares will be deferred and credited to the Employee's separate account. Dividends shall be invested in accordance with paragraph 6 herein.

         D. Payment. To the extent the Employee elects to defer salary or bonus, or management incentive his salary and bonus checks and management incentive stock shall be reduced accordingly.

         4. Vesting. Subject to the Award vesting provisions of paragraph 3.C., all amounts deferred shall be fully vested in the Employee deferring either salary, bonus, or management incentive.

         5. Accounting. The Corporation shall keep a separate "Account" for each Employee's salary, bonus and management incentive deferrals. The accounting shall include the date of deferral, amount of each deferral and the number of corporate shares deferred. The Corporation shall credit to the book reserve (the "Deferred Compensation Account") established for this purpose, the deferral of each Employee's Account as each deferral occurs. A statement shall be provided to each Employee at the end of each Plan Year.

         6. Investment of Deferred Compensation Account. The Employee shall have the right to select prior to December 20 of each Plan Year on the following investment options:

         A.       Prime interest rate effective on the first day of the Plan
                  Year; or

         B.       S & P 500 Index, annual return at the end of each Plan Year;
                  or

         C. A percentage of their account under Option A and a percentage under Option B.


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         Each Employee's Account shall be credited annually with the earnings based on the average monthly account balance for the Plan Year multiplied by the investment option selected by the Employee. The Employee shall select his election option on or before December 20 preceding each Plan Year (See Exhibit D attached). If the Employee fails to make an investment election for any particular Plan Year, the prior election selected by the Employee shall be used. If the Employee has no investment election of record, then investment election A above shall apply.

         7. Payment of Deferred Compensation Account. Each Employee's Account will be paid to him upon the earliest of the Employee's death, disability, age 65, or retirement (as defined in the Corporation's Employees Retirement Salaried
Plan).

         The method of payment for each Employee's Account will be paid in accordance with the election form signed by the Employee (see Exhibit E attached). Additionally, the Employee shall have the right to designate a beneficiary to receive the remaining proceeds (see Exhibit F attached), if the Employee should die prior to receiving all of his payments. If an Employee fails to execute a beneficiary designation or if there is no beneficiary alive at the time of distribution, then the proceeds due Employee will be paid to the Employee's estate. The beneficiary designation may be changed at any time during Employee's lifetime as long as the Employee is competent or by the Employee's attorney-in-fact who is specifically authorized to make the change.

         8. Disability. For purposes of this Agreement, an Employee shall be deemed to be disabled if the Board of Directors of the Corporation shall find on the basis of medical evidence satisfactory to the Board of Directors that the Employee is totally disabled, mentally or physically, so as to prevent him from engaging in his customary employment by the Corporation and that such disability will be permanent and continuous during the remainder of his life.

         9. Board of Directors Right to Modify Payout. Notwithstanding anything herein to the contrary, the Board of Directors of Corporation shall have the right in its sole discretion to vary the manner and time of making any payment to an Employee provided for in this Agreement, provided such distribution is paid over a shorter period than that designated in any election made by the Employee.

         10. Employee Treated as Unsecured Creditor. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, or his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be part of the general funds of the Corporation and no person other than the Corporation shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Corporation under this Agreement, such rights shall be no greater than the rights of any unsecured general creditor of the Corporation. All deferred amounts shall be deemed unsecured and unfunded.


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         11. Assignability. The right of any Employee or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distributions.

         12. Competency. If the Corporation shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed conservator, or other legal representative) may be made to the spouse, a child, a parent, or a brother or sister, or to any such person deemed by the Board of Directors of the Corporation to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board of Directors of the Corporation may determine. Any such payment shall be a complete discharge of the liability of the Corporation under this Agreement.

         13. Employment Rights. Nothing contained herein shall be construed as conferring upon the Employee the right to continue in the employ of the Corporation as an Executive or in any other capacity.

         14. Interpretation and Construction. The Board of Directors of the Corporation shall have full power and authority to interpret, construe, and administer this Agreement and the Board of Directors interpretation and construction thereof, and actions thereunder, including any valuation of the Deferred Compensation Account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board of Directors shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

         15. Amendments. Corporation shall have the right to amend this Agreement without Employees' approval for the purpose of including additional employees under this Agreement or to comply with tax laws to insure that all amounts deferred are deferred for tax purposes. Any other amendment may only be made with the consent of all of the parties.

         16. Employee Who is a Member of Board of Directors. If an Employee to this Agreement is a member of the Board of Directors of the Corporation, that Employee agrees by signing this Agreement not to partake in any decisions under paragraphs 8, 9, 12, 14, 15, and 19 which affect his own Deferred Compensation Account or any matters relating thereto.

         17. State Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Iowa.

         18. Binding Effect. This Agreement shall be binding upon and in inure to the benefit of the Corporation and its successors and assigns, and the Employee, his successors, assigns, heirs, executors, administrators and beneficiaries.

         19. Right to Terminate Agreement. The Board of Directors of the Corporation shall have the right to terminate this Agreement at the end of any calendar year, provided it gives at least thirty


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(30) day notice to the Employees of the termination of the Agreement. If the
Agreement is terminated, any sums previously paid in will be subject to the Agreement, but the Employee shall not be entitled to defer any additional salary, bonus or management incentive under this Agreement.

         20. Counterparts. This Agreement may be signed in Counterparts by the parties hereto.



         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the Employees have hereunto set his hand on the date set opposite their signature.

                                        FLEXSTEEL INDUSTRIES, INC.



                                        By: ____________________________________
                                                 K. Bruce Lauritsen, President
                                        Date: __________________________________



                                        By: ____________________________________
                                                 Ronald J. Klosterman, Secretary
                                        Date: __________________________________


                                        By: ____________________________________
                                                 __________________, Employee
                                        Date: __________________________________


                                        By: ____________________________________
                                                 __________________, Employee
                                        Date: __________________________________


                                        By: ____________________________________
                                                 __________________, Employee
                                        Date: __________________________________


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                                    EXHIBIT A

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                         ANNUAL ELECTIVE SALARY DEFERRAL


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, elect to defer _____% of my Salary earned for calendar year ________.

                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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                                    EXHIBIT B

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                    ANNUAL ELECTIVE CASH BONUS AWARD DEFERRAL


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, elect to defer _____% of my Annual Cash Bonus Award earned for fiscal year ________.

                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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                                    EXHIBIT C

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
            ANNUAL ELECTIVE MANAGEMENT INCENTIVE STOCK AWARD DEFERRAL


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, elect to defer _____% of my
Management Incentive Award of Flexsteel Common Stock earned for fiscal year
________.

                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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                                    EXHIBIT D

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                    EMPLOYEE'S ELECTION OF INVESTMENT OPTIONS


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, elect to have my Deferred Compensation Account credited in accordance with the following investment option:

         [ ]      A.       Prime rate effective on the first day of the Plan
                           Year

         [ ]      B.       S & P Index, annual return at the end of each Plan
                           Year

         [ ]      C.       ____% credited in accordance with Option A above;
                           ____% credited in accordance with Option B above
                           (percentages must add up to 100%)



                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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                                    EXHIBIT E

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                    EMPLOYEE'S ELECTION OF METHOD OF PAYMENT


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, elect to receive my Deferred Compensation Account as follows (check one of the boxes below):

         [ ]      A.       In a lump sum within thirty (30) days of the event
                           requiring payment.

         [ ]      B.       In approximate equal annual amounts over a five (5)
                           year period with the first payment due within thirty
                           (30) days after the event requiring payment.

         [ ]      C.       In approximate equal annual amounts over a ten (10)
                           year period with the first payment due within thirty
                           (30) days after the event requiring payment.

         [ ]      D.       In approximate equal semi-annual amounts over a five
                           (5) year period with the first payment due within thirty (30) days after the event requiring payment.

         [ ]      E.       In approximate equal semi-annual amounts over a ten
                           (10) year period with the first payment due within thirty (30) days after the event requiring payment.


         Notwithstanding the above, I acknowledge that the Corporation has the authority to accelerate the payments pursuant to paragraph ______ of the Deferred Compensation Plan.


                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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                                    EXHIBIT F

                           FLEXSTEEL INDUSTRIES, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                       BENEFICIARY DESIGNATION OF EMPLOYEE


         Under the Voluntary Deferred Compensation Plan Agreement with Flexsteel Industries, Inc., I _______________________, hereby designate the following as beneficiary of any portion of my Deferred Compensation Account which has not been paid prior to my death:

         A.       Primary Beneficiary:      ________________________________

         B.       Contingent Beneficiary:   ________________________________




                                        Signature   ________________________

                                        Title       ________________________

                                        Date        ________________________


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